EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Davis certify that:

1.	I have reviewed this annual report on Form 10-K of Neurogen Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2008	By: /s/ Stephen R. Davis
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Stephen R. Davis
President and Chief Executive Officer